                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[262,710,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                               JPMORGAN CHASE BANK
                      SECURITIES ADMINISTRATOR AND BACK-UP
                                    SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JUNE 17,2004

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO SCORE       Note: Cells in red font are calculations  COLLATERAL CUTS FOR
                                                             SUBPRIME POOL

               Total Balance                      Adjusted Balance[1]
FICO             Amount           %[2]    LTV            Amount           %[2]    WA LTV
-----------------------------------------------------------------------------------------
FICO NA           $177,000.00     0.06%  >65.0         121 ,500.00       0.04%      78.93
  0-499.99                        0.00%  >65.0                           0.00%
500-549.99      24,642,897.51     7.76%  >70.0       15,977,967.51       5.03%      75.44
550-574.99      19,064,061.00     6.00%  >70.0       15,603,011.00       4.91%      79.14
575-599.99      18,908,166.83     5.95%  >70.0       15,591,166.83       4.91%      79.69
600-619.99      32,718,234.45    10.30%  >70.0       25,595,845.45       8.06%      79.06
620-649.99      55,122,327.57    17.36%  >80.0       13,968,907.20       4.40%      80.01
650-679.99      58,186,657.80    18.32%  >80.0       12,739,026.05       4.01%      78.18
680-699.99      28,870,254.87     9.09%  >85.0        4,744,944.35       1.49%      79.53
700-749.99      62,823,368.90    19.78%  >85.0        9,851,669.57       3.10%      78.16
750-799.99      16,224,705.01     5.11%  >85.0        2,961,971.95       0.93%      77.41
800 +              824,036.00     0.26%  >85.0                   -       0.00%      65.08
-----------------------------------------------------------------------------------------
TOTAL          317,561,709.94      100%             117,156,009.91      36.89%      78.57
-----------------------------------------------------------------------------------------
FICO:Average             653                Min:              501        Max:         806
               ==============                       ==============                  =====

FICO          WA DTI    WA FICO    %SFD/PUD   % Owner Occ  % Full Doc   % Cashout Refi
-------------------------------------------------------------------------------------
FICO NA       28.14       0.00      100.00      100.00        31.36       100.00
  0-499.99
500-549.99    40.41     526.48       98.46       99.62        51.90        71.40
550-574.99    37.59     564.21       87.79       96.76        47.20        71.80
575-599.99    38.66     589.46       89.95       97.80        61.99        51.93
600-619.99    37.69     614.15       90.53       92.91        47.01        41.37
620-649.99    39.54     634.19       88.15       90.57        30.19        40.86
650-679.99    37.60     666.38       80.83       83.40        34.70        34.95
680-699.99    37.03     689.89       74.40       69.66        13.04        25.22
700-749.99    36.10     723.06       73.79       64.72        22.10        27.47
750-799.99    35.16     767.20       73.73       53.95        28.67        19.88
800 +         40.25     802.53       57.95       67.53        37.26         0.00
-------------------------------------------------------------------------------------
TOTAL         37.91     652.69       83.04       82.06        34.13        39.50
-------------------------------------------------------------------------------------
FICO:Average

                          DEBT TO INCOME (DTI) RATIO


                          Total Balance                Adjusted Balance[1]
 DTI                  Amount         %[2]      FICO         Amount            %[2]       WA LTV
-----------------------------------------------------------------------------------------------
<=20                76,962,901.91     24.24%   <550          446,470.00        0.14%      76.83
20.001-25.00        10,766,777.37      3.39%   <550        1,717,650.00        0.54%      76.92
25.001-30.00        15,248,111.15      4.80%   <575        2,419,987.00        0.76%      78.10
30.001-35.00        31,450,016.76      9.90%   <575        7,120,060.00        2.24%      78.69
35.001-40.00        43,450,308.13     13.68%   <600        8,914,665.00        2.81%      80.23
40.001-45.00        66,424,025.75     20.92%   <625       25,132,133.43        7.91%      79.78
45.001-50.00        56,317,305.69     17.73%   <650       35,259,223.29       11.10%      78.99
50.001-55.00        15,973,263.18      5.03%   <675       10,685,838.00        3.36%      77.68
55+                    969,000.00      0.31%   <700          969,000.00        0.31%      71.74
-----------------------------------------------------------------------------------------------
TOTAL              317,561,709.94    100.00%              92,665,026.72        29.18%     78.57
-----------------------------------------------------------------------------------------------
 DTI             WA DTI    WA FICO    %SFD/PUD   %Owner Occ    %Full Doc   % Cashout Refi
----------------------------------------------------------------------------------------
<=20              18.77     687.17      78.06       73.99         14.68        23.46
20.001-25.00      23.53     618.85      95.01       82.32         40.13        54.69
25.001-30.00      28.00     652.60      88.47       82.88         59.96        55.49
30.001-35.00      32.46     644.18      79.51       78.84         33.88        48.65
35.001-40.00      37.71     651.86      81.75       77.97         34.79        44.33
40.001-45.00      42.54     643.68      85.28       87.75         36.04        38.58
45.001-50.00      47.57     631.45      86.01       86.85         44.07        45.47
50.001-55.00      52.46     643.95      83.67       96.12         50.81        40.45
55+               58.30     596.23      95.36       95.36        100.00        79.36
----------------------------------------------------------------------------------------
TOTAL             37.91     652.69      83.04       82.06         34.13        39.50
----------------------------------------------------------------------------------------

LOAN TO VALUE (LTV) Ratio

                  Total Balance                    Adjusted Balance [1]
 LTV                  Amount          %[2]     DTI       Amount          %[2]
------------------------------------------------------------------------------
< 60.00            26,758,972.17      8.43%    >50        420,000.00     0.13%
60.01-70.00        32,368,363.31     10.19%    >50      3,770,500.00     1.19%
70.01-80.00      178,735,303. 00     56.28%    >50     10,208,263.18     3.21%
80.01-85.00        16,641,477.03      5.24%    >50        751,500.00     0.24%
85.01-90.00        35,234,369.16     11.10%    >50      1,792,000.00     0.56%
90.01-95.00        21,694,745.97      6.83%    >50                 -     0.00%
95.01-100.00        6,128,479.30      1.93%    >50                 -     0.00%
100*                                  0.00%    >50                       0.00%
------------------------------------------------------------------------------
TOTAL             317,561,709.94    100.00%              16942263.18     5.34%
------------------------------------------------------------------------------
      LTV: Average         78.57       Min:    0.83             Max:      100
                  ==============              =====                      ====

 LTV               WA LTV   WA DTI     WA FICO   % SFD/PUD   % Owner Occ  %Full Doc   %Cashout Refi
---------------------------------------------------------------------------------------------------
< 60.00
60.01-70.00        52.31    35.51      655.59      77.90        84.45         23.83        75.72
70.01-80.00        67.54    39.06      630.34      83.22        81.25         37.50        68.19
80.01-85.00        79.08    37.68      663.68      84.56        82.93         32.47        25.42
85.01-90.00        84.60    38.20      603.68      87.72        88.46         61.82        71.49
90.01-95.00        89.51    38.82      631.91      84.81        87.74         34.59        51.04
95.01-100.00       94.78    38.47      664.16      67.65        53.99         26.89        30.09
100*              100.00    39.35      648.83      91.86       100.00         57.60        20.68
---------------------------------------------------------------------------------------------------
TOTAL              78.57    37.91      652.69      83.04        82.06         34.13        39.50
---------------------------------------------------------------------------------------------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

Principal Balance

                                    Total Balance
                             ------------------------
Scheduled Principal Balance       Amount         %[2]     WA FICO   WA LTV     WADT
--------------------------------------------------------------------------------------
0-$50K                       $  1,494,871.49      0.47%    656.79    69.79      35.07
$51 -$200K                    108,811,524.64     34.26%    644.14    79.85      36.35
$200.1-$250K                   42,242,773.97     13.30%    648.01    78.54      38.58
$250.1-$300K                   35,770,790.88     11.26%    657.03    78.71      38.09
$300.1-$400K                   56,801,515.37     17.89%    654.32    79.40      39.99
$400.1-$500K                   32,337,629.19     10.18%    653.66    77.37      41.59
$500.1-$600K                   20,293,209.22      6.39%    674.84    78.14      37.28
$600.1-$700K                   10,288,495.18      3.24%    656.37    70.86      39.08
$700.1-$800K                    2,317,400.00      0.73%    702.66    74.96      27.99
$800.1-$900K                    4,223,500.00      1.33%    671.59    74.08      25.07
$900.1-$1000K                   2,980,000.00      0.94%    705.75    70.88      35.79
>$1000K                                           0.00%
--------------------------------------------------------------------------------------
TOTAL                         317,561,709.94    100.00%    652.69    78.57      37.91
--------------------------------------------------------------------------------------
                  Principal Balance: Average    209.335      Min:   10,682      Max:
Scheduled Principal Balance  %SFD/PUD     %Owner Occ      %Cashout Ref    %Full Doc
-------------------------------------------------------------------------------------
0-$50K                        74.92         47.95             37.60         35.68
$51 -$200K                    85.82         74.50             37.47         40.07
$200.1-$250K                  78.87         82.58             47.45         39.05
$250.1-$300K                  78.56         85.83             35.69         26.95
$300.1-$400K                  84.17         87.57             35.86         28.78
$400.1-$500K                  77.84         90.13             43.13         28.34
$500.1-$600K                  80.87         80.94             35.75         21.27
$600.1-$700K                  94.14         81.61             44.55         13.02
$700.1-$800K                 100.00        100.00             68.31         31.69
$800.1-$900K                  80.53        100.00             60.32        100.00
$900.1-$1000K                100.00        100.00             33.56         66.44
>$1000K
-------------------------------------------------------------------------------------
TOTAL                         83.04         82.06             39.50         34.13
-------------------------------------------------------------------------------------
                          1,000,000

DOCUMENTATION TYPE

---------------------------------------------------------------------------------------------------------------------------------
                          Total Balance
                 ------------------------------
Doc Type             Amount            %[2]        WA FICO      WA LTV       WA DTI     %SFD/PUD      %Owner Occ     %Cashout Refi
---------------------------------------------------------------------------------------------------------------------------------
Full Doc        108,378,355.54        34.13%        633.62       79.16       38.75        87.48          86.55            50.25
Stated Doc      102,967,153.39        32.42%        649.80       78.93       39.56        82.91          86.31            34.15
Reduced          61,081,573.57        19.23%        667.24       78.93       34.11        83.05          67.02            32.20
NINA             26,634,449.11         8.39%        698.11       76.00       29.10        68.58          83.14            31.73
No Ratio         18,500,178.33         5.83%        666.96       75.61       34.68        78.54          80.23            41.56
-------------------------------------------------------------------------------------------------------------------------------
TOTAL           317,561,709.94       100.00%        652.69       78.57       37.91        83.04          82.06            39.50
-------------------------------------------------------------------------------------------------------------------------------

Property Type

-------------------------------------------------------------------------------------------------------------------------------
                              Total Balance
                       ---------------------------
Property Type                Amount          %[2]          WA FICO     WA LTV      WA DTI  %Owner Occ    %Cashout Refi %Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Single Family          241,830,693.60       76.15%         644.05      78.65       37.87     86.32          41.42        35.90
PUD                     21,871,810.78        6.89%         675.93      76.80       37.47     74.61          35.74        36.56
Townhouse                2,312,750.00        0.73%         671.78      80.56       37.27     76.29              -        35.22
2-4 Family              32,264,869.03       10.16%         689.36      78.96       37.87     58.74          38.18        24.52
Condo                   18,857,782.12        5.94%         671.22      79.12       39.06     76.27          26.68        25.48
Manufactured                                 0.00%
Coop                       423,804.41        0.13%         658.82      57.83       35.81    100.00          24.63         9.41
------------------------------------------------------------------------------------------------------------------------------
TOTAL                  317,561,709.94         100%         652.69      78.57       37.91     82.06          39.50        34.13
------------------------------------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE

---------------------------------------------------------------------------------------------------------------------------------
                              Total Balance
                        ------------------------                                                                         Is MI
Mortgage Insurance          Amount          %[2]     WA FICO    WA LTV    WA DT    %Owner Occ  %Cashout Ref   %Full Doc  to 60 LTV
----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI       24,603,758.23      7.75%       683     82.74     29.22       76.3        19.59          17.37   NO
Loans >80 LTV w/o MI     67,360,949.23     21.21%    624.55     90.72     39.14      80.01        51.76          46.65
Other                   225,597,002.48     71.04%    657.77     74.49     38.07      83.30        38.01          32.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   317,561,709.94    100.00%    652.69     78.57     37.91      82.06        39.50          34.13
----------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                               Total Balance
                         -------------------------
Loan Purpose                 Amount          %[2]     WA. FICO  WA. LTV   WA DTI  % SFD/PUD    % Owner Occ
---------------------    --------------    -------    --------  -------   ------  -----------  -----------
Debt Consolidation                           0.00%
Refinance - Cashout      125,435,484.02     39.50%     629.00    75.64     38.74      86.08         88.35
Purchase                 169,929,665.57     53.51%     673.22    81.21     37.35      79.98         75.56
Refinance - Rate Term     22,196,560.35      6.99%     629.22    74.93     37.07      89.23         96.31
Other                                        0.00%
                         --------------    ------      ------    -----     -----      -----         -----
TOTAL                    317,561,709.94    100.00%     652.69    78.57     37.91      83.04         82.06
                         --------------    ------      ------    -----     -----      -----         -----

FIXED VS. FLOATING COLLATERAL

                          Total Balance
                    ------------------------
Lien Status             Amount         %[2]   WA FICO   WA LTV  WA DTI  % SFD/PUD    % Owner Occ  % Cashout Refi   Index    Margin
-----------         --------------   -------  -------   ------  ------  ---------    ------------ --------------  -------   -------
Fixed                99,416,242.02    31.31%   681.34   74.57   36.31      75.11         76.30         43.63                     -
Floating (6 M)          392,000.00     0.12%   633.35   80.00   10.00     100.00         59.18         59.18       6M LIBOR   4.66
2/28                174,210,752.06    54.86%   632.38   80.91   39.28      87.04         86.70         38.30       6M LIBOR   5.69
3/27                 34,144,369.60    10.75%   662.87   79.02   35.01      83.78         75.12         29.92       6M LIBOR   4.50
Other (5/25)          9,398,346.26     2.96%   689.77   75.86   35.99      89.40         83.13         51.91       6M LIBOR   3.20
                    --------------   ------    ------   -----   -----     ------         -----         -----                  ----
TOTAL               317,561,709.94   100.00%   652.69   78.57   37.91      83.04         82.06         39.50                  5.40
                    --------------   ------    ------   -----   -----     ------         -----         -----                  ----

LIEN STATUS

                       Total Balance
                 -------------------------
Lien Status          Amount         %[2]    WA FICO   WA LTV  WA DTI    % SFD/PUD    % Owner Occ   % Cashout Refi
-----------      --------------    ------   -------   ------  ------    ---------    -----------   --------------
First Lien       317,561,709.94    100.00%   652.69   78.57   37.91        83.04        82.06           39.50
Second Lien                          0.00%
Third Lien                           0.00%
                 --------------    ------    ------   -----   -----        -----        -----           -----
TOTAL            317,561,709.94    100.00%   652.69   78.57   37.91        83.04        82.06           39.50
                 --------------    ------    ------   -----   -----        -----        -----           -----

OCCUPANCY STATUS

                             Total Balance
                       -------------------------
Occupancy Type             Amount          %[2]   WA. FICO  WA LTV  WA DTI    % SFD/PUD  % Owner Occ   % Cashout Refi
--------------         --------------    ------   --------  ------  ------   ----------  -----------   --------------
Primary Residence      260,596,072.36     82.06%   642.21   78.21   38.64       86.37       100.00         42.53
Second Home             47,120,476.15     14.84%   698.65   80.55   34.08       66.13            -         26.96
Investment               9,845,161.43      3.10%   709.88   78.57   35.84       75.87            -         19.39
Non-owner                                  0.00%
Other                                      0.00%
                       --------------    ------    ------   -----   -----       -----       ------         -----
TOTAL                  317,561,709.94    100.00%   652.69   78.57   37.91       83.04        82.06         39.50
                       --------------    ------    ------   -----   -----       -----       ------         -----

PREPAYMENT PENALTY

                                            Total Balance
                                       ---------------------
Prepayment Charges Term at Origination     Amount      %[2]   # of Loans WA FICO WA LTV WA DTI  % SFD/PUD % Owner Occ % Cashout Refi
-------------------------------------- -------------- ------- ---------- ------- ------ ------ ---------- ----------- --------------
0 Months                                83,441,068.12  26.47%     363     679.42  77.42 35.03     72.22     76.35         28.87
6 Months                                   751,214.39   0.24%       5     680.29  72.61 39.95     64.28     62.68             -
12 Months                               14,842,105.45   4.71%      53     659.09  76.04 34.65     81.43     78.96         45.45
24 Months                              140,081,994.59  44.43%     690     627.45  80.70 39.77     88.39     89.77         41.18
36 Months                               65,122,382.65  20.66%     349     663.51  76.45 37.84     85.80     78.90         51.52
60 Months                               11,036,294.74   3.50%      43     687.30  76.26 35.24     83.76     54.46         28.72
Other                                    2,286,650.00   0.73%      14     699.61  79.88 32.30     84.72     67.88          8.70
                                       -------------- ------     ----     ------  ----- -----     -----     -----         -----
TOTAL                                  315,275,059.94 100.73%    1517     652.69  78.57 37.91     83.04     82.06         39.50
                                       -------------- ------     ----     ------  ----- -----     -----     -----         -----

SECTION 32 LOANS

                                Total Balance
                              -----------------
                              Amount       %[2]    WA FICO    WA LTV   WA DTI  % SFD/PUD    % Owner Occ  % Cashout Refi
                              ------       ----    -------    ------   ------  ---------    -----------  --------------
Section 32 Loans               0.00          0%
                               ----        ---       ---       ---      ---       ---           ---           ---
Total
                               ----       ---        ---       ---     ---       ---           ---           ---

GA% AND TOP 5 STATES

State                   %[2]
-----                   ----
GEORGIA                 1.55
California             41.18
Florida                11.69
Nevade                  6.14
New York                5.19
Virginia                3.91

TOP 5 ORIGINATORS

Originator                            %[2]
----------                            ----
   Acoustic                          25.68
     IMPAC                           15.65
Lenders Direct                       11.19
  Greenpoint                          6.52
      CIT                             4.59

SERVICERS

Servicer                      %[2]
--------                      ----
SLS                          100.00%

STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity, 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                            Breakeven CDR                        Cumulative Losses
                 ---------------------------------       ----------------------------------
                 25 CPR        40 CPR       60 CPR       25 CPR       40 CPR         60 CPR
                 ------        ------       ------       ------       ------         ------
 AA
  A
 BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                         Multiple of Default Ramp                   Cumulative Losses
                      ------------------------------        ---------------------------------
                      25 CPR     40 CPR       60 CPR        25 CPR       40 CPR         60CPR
                      ------     ------       ------        ------       ------         -----
 AA
 A
BBB
BBB-